                                                                    EXHIBIT 99.2



                        CONSOLIDATED FINANCIAL STATEMENTS
                        AND INDEPENDENT AUDITORS' REPORT

                     ORFG OPERATIONS, L.L.C. AND SUBSIDIARY

                              December 31, 1999 AND
                            AUGUST 31, 2000 AND 1999


                                     99.2-1

                     ORFG Operations, L.L.C. and Subsidiary

                                TABLE OF CONTENTS


                                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                                99.2-3


CONSOLIDATED FINANCIAL STATEMENTS


         CONSOLIDATED BALANCE SHEETS                                        99.2-4


         CONSOLIDATED STATEMENTS OF OPERATIONS                              99.2-5

         CONSOLIDATED STATEMENTS OF CHANGES IN
            MEMBERS' EQUITY (DEFICIT)                                       99.2-6


         CONSOLIDATED STATEMENTS OF CASH FLOWS                              99.2-7


         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                         99.2-8


                                     99.2-2

                          INDEPENDENT AUDITORS' report


Board of Managers
ORFG Operations, L.L.C.

         We have audited the accompanying consolidated balance sheet of ORFG Operations, L.L.C. and Subsidiary as of December 31, 1999, and the related consolidated statements of operations, changes in members' equity (deficit) and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ORFG Operations, L.L.C. and Subsidiary as of December 31, 1999, and the results of their operations, changes in members' equity (deficit) and their cash flows for the year then ended, in conformity with generally accepted accounting principles.




                                          /s/ REZNICK FEDDER AND SILVERMAN


Bethesda, Maryland
November 10, 2000



                                     99.2-3

                     ORFG Operations, L.L.C. and Subsidiary

                           CONSOLIDATED BALANCE SHEETS


                                                                                December 31, August 31,
                                                                                   1999        2000
                                                                                ----------   ----------
                                                                                             (Unaudited)
                                     ASSETS

Investments in unconsolidated real estate partnerships
and limited liability companies                                                 $1,118,032   $  965,452
Servicing fees receivable from affiliates                                        1,580,822    3,470,953
Cash and cash equivalents                                                           18,198      583,864
Other assets                                                                        27,319       66,556
                                                                                ----------   ----------

Total assets                                                                    $2,744,371   $5,086,825
                                                                                ==========   ==========

                    LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

Liabilities:
Note payable to affiliate                                                       $1,525,095   $1,294,833
Acquisition deposit                                                                     --      500,000
Accounts payable, accrued and other liabilities                                    644,446    1,003,533
Accrued interest - note payable to affiliate                                        58,881       44,024
                                                                                ----------   ----------

Total liabilities                                                                2,228,422    2,842,390

Minority interest                                                                   10,432       16,142

Commitments and contingencies                                                           --           --

Members' equity (deficit)                                                          505,517    2,228,293
                                                                                ----------   ----------

Total liabilities and members' equity (deficit)                                 $2,744,371   $5,086,825
                                                                                ==========   ==========


                 See notes to consolidated financial statements

                                     99.2-4

                     ORFG Operations, L.L.C. and Subsidiary

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   Eight months    Eight months
                                                     Year ended       ended           ended
                                                    December 31,    August 31,      August 31,
                                                       1999            2000            1999
                                                   ------------    ------------    ------------
                                                                   (Unaudited)      (Unaudited)
Service company business:
Management servicing fees and other income         $ 12,108,919    $  9,043,924    $  6,856,445
Management and other expenses                       (11,533,223)     (7,324,486)     (6,749,545)
                                                   ------------    ------------    ------------

Income from service company business                    575,696       1,719,438         106,900

Interest expense - related parties                     (123,674)        (74,865)        (82,500)
Interest income                                          11,750          13,045           6,915
Equity in earnings of unconsolidated real estate
partnerships and limited liability companies            768,199         647,379         430,690
                                                   ------------    ------------    ------------

Income from operations before minority interest       1,231,971       2,304,997         462,005

Minority interest                                        (6,430)         (5,710)         (3,467)
                                                   ------------    ------------    ------------

Net income                                         $  1,225,541    $  2,299,287    $    458,538
                                                   ============    ============    ============


                 See notes to consolidated financial statements

                                     99.2-5

                     ORFG Operations, L.L.C. and Subsidiary

         CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' EQUITY (DEFICIT)

                                                           Members'                                      Members'
                                                       equity (deficit)      Net                      equity (deficit)     Net
                                                       December 31, 1998    income      Distribution  December 31, 1999   income
                                                       -----------------  -----------   ------------  ----------------- ----------
                                                                                                                       (Unaudited)
Membership interests:
Class A membership interests                               $       510    $        --    $        --    $       510     $        --
Class B membership interests                                       490             --             --            490              --
Exiting members' interests                                   1,220,842             --             --      1,220,842              --
Redemption of members' interests                            (1,368,530)            --             --     (1,368,530)             --
Distribution to exiting member                                 (35,214)            --             --        (35,214)             --
                                                           -----------    -----------    -----------    -----------     -----------

                                                              (181,902)            --             --       (181,902)             --

Less: Notes receivable from sale of membership interests        (1,000)            --             --         (1,000)             --
Cumulative distributions                                      (480,000)            --       (531,840)    (1,011,840)             --
Distribution by subsidiary                                          --             --         (3,727)        (3,727)             --
Add: Accumulated earnings                                      478,445      1,225,541             --      1,703,986       2,299,287
                                                           -----------    -----------    -----------    -----------     -----------

                                                           $  (184,457)   $ 1,225,541    $  (535,567)   $   505,517     $ 2,299,287
                                                           ===========    ===========    ===========    ===========     ===========


                                                                        Members'
                                                                    equity (deficit)
                                                       Distribution August 31, 2000
                                                       ------------ ----------------
                                                       (Unaudited)     (Unaudited)
Membership interests:
Class A membership interests                            $        --    $       510
Class B membership interests                                     --            490
Exiting members' interests                                       --      1,220,842
Redemption of members' interests                                 --     (1,368,530)
Distribution to exiting member                                   --        (35,214)
                                                        -----------    -----------

                                                                 --       (181,902)

Less: Notes receivable from sale of membership interest          --         (1,000)
Cumulative distributions                                   (571,727)    (1,583,567)
Distribution by subsidiary                                   (4,784)        (8,511)
Add: Accumulated earnings                                        --      4,003,273
                                                        -----------    -----------

                                                        $  (576,511)   $ 2,228,293
                                                        ===========    ===========

                                                            Members'                                      Members'
                                                        equity (deficit)      Net                      equity (deficit)
                                                        December 31, 1998    income      Distribution  December 31, 1999
                                                        -----------------  -----------   ------------  -----------------
                                                                           (Unaudited)    (Unaudited)    (Unaudited)
Membership interests:
Class A membership interests                               $       510     $        --    $        --    $       510
Class B membership interests                                       490              --             --            490
Exiting members' interests                                   1,220,842              --             --      1,220,842
Redemption of members' interests                            (1,368,530)             --             --     (1,368,530)
Distribution to exiting member                                 (35,214)             --             --        (35,214)
                                                           -----------     -----------    -----------    -----------

                                                              (181,902)             --             --       (181,902)

Less: Notes receivable from sale of membership interests        (1,000)             --             --         (1,000)
Cumulative distributions                                      (480,000)             --       (531,840)    (1,011,840)
Distribution by subsidiary                                          --              --         (3,727)        (3,727)
Add: Accumulated earnings                                      478,445         458,538             --        936,983
                                                           -----------     -----------    -----------    -----------

                                                           $  (184,457)    $   458,538    $  (535,567)   $  (261,486)
                                                           ===========     ===========    ===========    ===========


                 See notes to consolidated financial statements

                                     99.2-6

                     ORFG Operations, L.L.C. and Subsidiary

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           Eight months  Eight months
                                                           Year ended        ended          ended
                                                          December 31,      August 31,    August 31,
                                                              1999            2000          1999
                                                          ------------    -----------    -----------
                                                                          (Unaudited)    (Unaudited)
Cash flows from operating activities
Net income                                                 $ 1,225,541    $ 2,299,287    $   458,538
Adjustments to reconcile net income to net cash provided
by operating activities:
Minority interest                                                6,430          5,710          3,467
Equity in earnings of unconsolidated real estate
partnerships and limited liability companies                  (768,199)      (647,379)      (430,690)
Distributions received from investments in real estate
partnerships and limited liability companies                   623,663        799,959        623,663
Changes in operating assets and operating liabilities         (637,032)    (1,585,138)     1,149,449
                                                           -----------    -----------    -----------
Net cash provided by operating activities                      450,403        872,439      1,804,427
                                                           -----------    -----------    -----------

Cash flows from investing activities
Cash received from AIMCO in connection with
acquisition of Oxford                                               --        500,000             --
                                                           -----------    -----------    -----------
Net cash provided by investing activities                           --        500,000             --
                                                           -----------    -----------    -----------

Cash flows from financing activities
Principal repayments on note payable to affiliate              (56,395)      (230,262)       (56,395)
Payment of distributions                                      (535,567)      (576,511)      (535,567)
                                                           -----------    -----------    -----------
Net cash used in financing activities                         (591,962)      (806,773)      (591,962)
                                                           -----------    -----------    -----------

Net increase (decrease) in cash and cash equivalents          (141,559)       565,666      1,212,465

Cash and cash equivalents at beginning of period               159,757         18,198        159,757
                                                           -----------    -----------    -----------

Cash and cash equivalents at end of period                 $    18,198    $   583,864    $ 1,372,222
                                                           ===========    ===========    ===========

Supplemental disclosure of cash flow information:
Cash paid during the period for interest                   $   193,070    $    89,722    $   193,070
                                                           ===========    ===========    ===========


                 See notes to consolidated financial statements

                                     99.2-7

                     ORFG Operations, L.L.C. and Subsidiary

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 1999
             (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


Note 1.  Organization

    ORFG Operations, L.L.C. ("ORFG L.L.C.") is a Delaware Limited Liability Company formed to provide, pursuant to a servicing agreement with Oxford Realty Financial Group, Inc. ("ORFG"), asset management services to partnerships and limited liability companies affiliated with Oxford Holding Corporation ("OHC"). This entity began operations on December 10, 1993, and will continue until December 31, 2020, unless terminated earlier under the provisions of the operating agreement.

    Subsidiary

    ORFG L.L.C. owns a 99% interest in OAC L.L.C. The business purpose of this entity is to acquire and own interests in real and personal property through one or more affiliated entities. As of December 31, 1999, OAC L.L.C. holds indirect interests in five apartment communities. Given ORFG L.L.C.'s ownership interest in the subsidiary, it can exercise management control over the business and affairs of the entity. Accordingly, the financial statements of OAC L.L.C. have been consolidated with ORFG L.L.C.

    Ownership

    ORFG L.L.C. has issued an aggregate of $1,000 in membership interests of the following classes:

                                        Membership
                                        interests
                                        ----------
Class A                                 $     510
Class B                                       490
                                        ---------

                                        $   1,000
                                        =========


                                     99.2-8

                     ORFG Operations, L.L.C. and Subsidiary

                               December 31, 1999
            (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 1.  ORGANIZATION (CONTINUED)

    Ownership (Continued)

    Earnings and distributions will be allocated 51% to the Class A members and 49% to the Class B members. Management of ORFG L.L.C. is determined by Class A members who have the right to appoint the Board of Managers. All decisions require a favorable vote of members owning at least 75% of Class A membership interests.

    Both the Class A and Class B membership interests are held by owners and officers of ORFG who have provided personal notes in the aggregate amount of $1,000.

    The owners of the Class A and Class B membership interests of ORFG L.L.C. are also the owners of the Class A and Class C common stock and, indirectly, 67% of the Class B common stock of ORFG. One of the holders of ORFG L.L.C. membership interests is also the principal owner of OHC.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Principles of Consolidation and Subsidiaries

    The consolidated financial statements include the accounts of ORFG L.L.C. and its majority-owned subsidiary, OAC L.L.C. All intercompany balances and transactions have been eliminated.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                                     99.2-9

                     ORFG Operations, L.L.C. and Subsidiary

                               December 31, 1999
            (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    Interim Financial Information (Unaudited)

    The unaudited consolidated balance sheet as of August 31, 2000 and the unaudited consolidated statements of operations, changes in members' equity (deficit) and cash flows for the eight months ended August 31, 2000 and August 31, 1999 have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the eight months ended August 31, 2000 are not necessarily indicative of future operating results.

    Income Taxes

    No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reported by, the members on their respective tax returns.

    Investment in Unconsolidated Real Estate Partnerships and Limited Liability Companies

    ORFG L.L.C. holds an interest in a series of limited liability companies and limited partnerships that act as general partners in current and future real estate partnerships sponsored by OHC and its affiliates. These limited liability companies and the limited partnerships are accounted for using the equity method of accounting. Under the equity method, losses may not reduce the original investment below zero. As of December 31, 1999 and August 31, 2000, the investment in limited liability companies has been reduced to a zero value in accordance with this restriction. The subsidiary's interest in OAC L.P. has been reduced for its share of the partnership's losses and distributions received and, as of December 31, 1999 and August 31, 2000, the investment's remaining balance is $1,118,032 and $965,432, respectively. In addition, the limited liability companies account for their interests in various partnerships using the equity or cost methods of accounting. The equity method is used for all investments in partnerships for which significant influence exists. For federal income tax purposes, limited liability companies are treated as pass-through entities; therefore, all tax benefits and liabilities flow through to the members of the limited liability companies.


                                     99.2-10

                     ORFG Operations, L.L.C. and Subsidiary

                               December 31, 1999
            (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    Minority Interest

    An affiliated company owns the entire minority interest in OAC L.L.C. As of December 31, 1999 and August 31, 2000, the total minority interest in this subsidiary is $10,432 and $16,142, respectively.

    Revenue Recognition

    Revenue is recognized when services are rendered.

NOTE 3.  RELATED PARTY TRANSACTIONS

    Servicing Agreement

    ORFG and ORFG L.L.C. have entered into a Servicing Agreement whereby ORFG L.L.C. subcontracts employee and other services to ORFG to perform asset management services to partnerships in which affiliates of OHC and/or ORFG are limited or general partners. Under this agreement, ORFG L.L.C. receives reimbursement of all costs incurred and an incentive fee, as determined by the Board of Managers of ORFG. The total servicing agreement fees under this agreement for the periods ended December 31, 1999, August 31, 2000 and August 31, 1999 were $11,283,615, $8,831,710 and $5,623,148, respectively.
    At December 31, 1999 and August 31, 2000, the total servicing fees receivable are $1,580,822 and $3,470,853, respectively.

    Fee Agreements

    ORFG L.L.C. has entered into fee agreements with OHC, certain OHC and ORFG affiliates, and partnerships controlled by such affiliates. Under these agreements, ORFG L.L.C. receives fees that are generated by certain refinancing and other asset management related transactions at the property level. The total fees under this agreement for the periods ended December 31, 1999, August 31, 2000 and August 31, 1999 were $819,866, $210,317 and
    $1,506,049, respectively.


                                     99.2-11

                     ORFG Operations, L.L.C. and Subsidiary

                               December 31, 1999
            (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 3.  RELATED PARTY TRANSACTIONS (Continued)

    Occupancy Costs

    ORFG L.L.C. reimburses Oxford Realty Services Corporation ("ORSC") for its share of occupancy costs based on the proportion of occupied offices to total office space. For the year ended December 31, 1999, rent expense of $353,027 was included in management and other expenses.

NOTE 4.  NOTE PAYABLE TO AFFILIATE

    ORFG L.L.C holds a 99% interest in OAC L.L.C., which obtained a $1,581,490 loan from an OHC subsidiary during 1998. The note was used to acquire an interest in two apartment communities. The note matures on November 29, 2000 and bears interest at 8%, payable out of a portion of available cash, and calls for annual payments of interest only. At December 31, 1999 and August 31, 2000, the total note payable and accrued interest are $1,583,976 and $1,338,857, respectively. The management of the OHC subsidiary has no plans or intentions to demand repayment of the note before January 1, 2001.

NOTE 5.  MEMBER NOTES

    The owners of the membership interests of ORFG L.L.C. acquired their shares by issuing noninterest bearing promissory notes that are payable on demand. These notes are recorded as a reduction of membership interests.


                                     99.2-12

                     ORFG Operations, L.L.C. and Subsidiary

                               December 31, 1999
            (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 6.  EMPLOYEE BENEFIT PLAN

    ORFG L.L.C. sponsors a plan to provide retirement benefits under the provision of Section 401(k) of the Internal Revenue Code (the "401(k) Plan") for all employees who have completed three months of service and have attained the age of 21. Pursuant to 401(k) Plan documents, mandatory ORFG L.L.C. contributions are 50% of employee contributions, up to a maximum of 4% of eligible employee compensation, as defined. In addition, ORFG L.L.C. may make discretionary contributions. Employees may elect to contribute up to 18% of their eligible compensation on a pretax basis. Benefits are limited to assets of the 401(k) Plan. During the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999, ORFG L.L.C. made contributions totaling $80,121, $62,569 and $57,419, respectively, to the 401(k) Plan.

NOTE 7.  COMMITMENTS AND CONTINGENCIES

    ORFG L.L.C. has entered into a sharing agreement with ORSC. ORSC has leased office space and ORFG L.L.C. has agreed to pay ORSC for its share of leasing expenses. The lease was subject to Consumer Price Index and other inflationary factor increases.

    The current lease term expires on January 1, 2001. ORFG exercised an option to renew the lease for an additional 7 1/2-year term at an annual base rent of $566,502 effective January 1, 2001, with annual increases of 3% per year. On May 19, 2000, the commitment under the lease was assigned to OFRG effective January 1, 2001. ORFG L.L.C.'s commitment under the lease at December 31, 2000 is as follows:

                         2000                         $  375,504
                                                      ==========


                                     99.2-13

                     ORFG Operations, L.L.C. and Subsidiary

                               December 31, 1999
            (Amounts and disclosures as of August 31, 1999 and 2000
               and for the eight months then ended are unaudited)


NOTE 8.  DISPOSITION OF ASSETS

    On June 28, 2000, Apartment Investment and Management Company ("AIMCO") and AIMCO Properties, L.P. ("AIMCO OP") and the principals of Oxford Realty Financial Group, Inc. entered into definitive agreements pursuant to which AIMCO acquired on September 20, 2000, all of the stock and interest held by officers and directors in the entities which own and control the Oxford properties for $328 million. The Oxford properties are 167 apartment communities including 36,949 units, located in 18 states. The properties are owned by 165 separate partnerships. The assets and liabilities of ORFG L.L.C. were sold and assumed, respectively, by AIMCO. At August 31, 2000, ORFG L.L.C. has received a $500,000 deposit.


                                     99.2-14